Exhibit 99.1 J.P. MORGAN Healthcare Conference Prahlad Singh Chief Executive Officer January 11, 2021 1Exhibit 99.1 J.P. MORGAN Healthcare Conference Prahlad Singh Chief Executive Officer January 11, 2021 1

SAFE HARBOR This presentation contains forward-looking statements which are statements relating to future events. These statements include those relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities. Words such as believes, intends, anticipates, plans, expects, projects, forecasts, will and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the embedded hyperlink and is available on the “Investor Events” section of our investor relations website at ir.perkinelmer.com. 2SAFE HARBOR This presentation contains forward-looking statements which are statements relating to future events. These statements include those relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities. Words such as believes, intends, anticipates, plans, expects, projects, forecasts, will and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the embedded hyperlink and is available on the “Investor Events” section of our investor relations website at ir.perkinelmer.com. 2

What You'll Hear Today

Continued Progress against Our Strategic Foundation …

Recent Focus

- **PORTFOLIO TRANSFORMATION**
- **ORGANIZATIONAL ALIGNMENT**
- **STRATEGIC PRIORITIES**

Value Creation Framework

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

\+ *Operational Excellence to Drive Margin & Efficiency*

… Positioning Us for Future Success

- COVID-19 response ***validates our foundational efforts***
- Enhanced ***Diagnostics brand*** bolsters existing positions
- Confidence in ***long-term value creation*** opportunities

3

PORTFOLIO TRANSFORMATION

☑ Attractive **END MARKETS**	**>80%** of 2020 revenue from **Diagnostics and Life Sciences**	Positioned for **more stable** **MSD+ growth**
☑ Improved **PRODUCT MIX**	**>70%** of portfolio in **consumables, services, & software**	Supporting **more consistent** and **linear revenue**
☑ Increased **GEOGRAPHIC REACH**	Revenue balanced **equally across the globe**	**33%** of revenue in higher growth **emerging markets**
☑ Strengthened **CAPABILITIES**	**~$2.5B deployed capital** over past five years*	**Expanded into adjacencies,** increasing **TAM to $70-75B**



Reinforcing our solid foundation for continued success

* Does not include the potential Oxford Immunotec acquistion

4

STRENGTHENED CAPABILITIES: TWO RECENT ACQUISITIONS IN ADJACENT MARKETS

- ☑ Attractive **END MARKETS**
- ☑ Improved **PRODUCT MIX**
- ☑ Increased **GEOGRAPHIC REACH**
- ☑ Strengthened **CAPABILITIES**



~$800M capital deployed in new adjacent markets growing HSD

horizon INSPIRED CELL SOLUTIONS	Oxford Immunotec
Closed December 23	*Closing 1H21*
$3B TAM	**>$1B TAM**
Gene Editing	Latent TB Diagnostics

PKI Synergies

- ✓ Creating value through **automation expertise**
- ✓ Increasing **global channel reach**

5

ORGANIZATIONAL ALIGNMENT Unified R&D Positioned 2K+ One to Drive Product Vitality & Decrease Time Person Global R&D R&D Team to Market Global Commercial Unified 6K+ Resources Localized to Go-to- the Customer across a Global Commercial Market Resources Broad Portfolio Centralized Operations 3K+ Global to Leverage Global Operations Operations & Expertise and Scale Logistics Team 6ORGANIZATIONAL ALIGNMENT Unified R&D Positioned 2K+ One to Drive Product Vitality & Decrease Time Person Global R&D R&D Team to Market Global Commercial Unified 6K+ Resources Localized to Go-to- the Customer across a Global Commercial Market Resources Broad Portfolio Centralized Operations 3K+ Global to Leverage Global Operations Operations & Expertise and Scale Logistics Team 6

Progress on Our Strategic Priorities



Enhanced *Customer Experience*

- ✓ Unified and **personalized account relationships** with full solution selling
- ✓ New **Commercial Office** supporting global sales
- ✓ **Modern digital** and virtual reality tools



Strong *Talent & Culture*

- ✓ **Strong employee retention** (~8% voluntary turnover)
- ✓ **~70% employees ex-US** and increased **leadership diversity to >50%**
- ✓ Launched **new core values**
- ✓ Published **new CSR report**



Transformative *Innovation*

- ✓ Achieved **3 FDA EUAs** and **13 CE-marks** for new Dx product launches
- ✓ Primed **>75% of DAS product revenue** for NPI upgrades over next 12-36 months
- ✓ Incorporating **seamless automation and digital tools** across the portfolio



Focused *Operational Excellence*

- ✓ Improved **quote-to-delivery by ~20%**
- ✓ Launched **Total Quality Initiative** to embed systematic changes
- ✓ More transparent and **efficient order execution**

7

PerkinElmer Today



Diagnostics (Dx)
Life Sciences
Food
Applied
$3.8B
2020e revenue*
Discovery & Analytical Solutions (DAS)

~75%	~25%
Consumables, Services, Software	Instruments



~40%
Americas
~30%
Europe
~30%
Asia

2020 Performance†

Org. Rev Growth	Adj. Gross Margin	Adj. Op Margin	Adj. EPS Growth
↑ 29%	↑ 500+ bps	↑ 1000+ bps	↑ 90+ %

* Based on preliminary 4Q20 results, † Reconciliations of these non-GAAP items to GAAP are provided on our website and here (link)

8

Driving Value Creation Across the Portfolio

Value Creation Framework

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

➕ *Operational Excellence to Drive Margin & Efficiency*

Segment Deep Dives: Differentiated Positions

Discovery and Analytical Solutions

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

Diagnostics



COVID-19 response ***validates our foundational efforts***



Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T Outlook



Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

9

Transformative Diagnostics

Value Creation Framework

Add Meaningful Scale

Maximize Growth Accelerators

Strengthen Core Right to Win

\+ *Operational Excellence to Drive Margin & Efficiency*

Segment Deep Dives: Differentiated Positions

DAS

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

Diagnostics

1 COVID-19 response ***validates our foundational efforts***

Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T Outlook

Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

10

MOST SENSITIVE SARS-COV-2 DETECTION ASSAY Scaling Molecular 25M+ $350M+ Tests Shipped 2020e Revenue Lowest Limit-of-Detection Available on the Market 90x better than industry average New Coronavirus Nucleic Acid Detection Kit Note: FDA SARS-CoV-2 Reference Panel Comparative Data (link) 11MOST SENSITIVE SARS-COV-2 DETECTION ASSAY Scaling Molecular 25M+ $350M+ Tests Shipped 2020e Revenue Lowest Limit-of-Detection Available on the Market 90x better than industry average New Coronavirus Nucleic Acid Detection Kit Note: FDA SARS-CoV-2 Reference Panel Comparative Data (link) 11

Best-In-Class Extraction Portfolio Delivered at Scale



chemagic 360^{TM} and chemagic kits

Automated DNA and RNA Extraction


Superior
Performance

Leading sensitivity
best-in-class magnetic bead yield

Fully-automated
high-throughput processing


Global
Scale

>1,000
chemagic 360 placements in 2020

~75 million
chemagic tests sold in 2020

12

Differentiated SARS-CoV-2 Serology Solutions



GSP®/DELFIA® platform

DBS-based test for SARS-CoV-2 IgG

Total SARS-CoV-2 Serology:		
\$75M Revenue (2020)	+	***\$50M*** Backlog (2021)


Leveraging Capabilities

Combines **fully-automated newborn screening** with best-in-class **antibody assay technology**


Novel Sample Type

Easy-to-use sample collection with dried blood spot cards enables **point-of-care, decentralized sample collection**


High Throughput

Up to 5,000 samples per day

13

COMPLETE WORKFLOW SOLUTION ENABLED BY UNIFIED R&D TEAM Novel Innovation End-to-end automated workstation to streamline testing workflows and eliminate errors Flexibility to scale to meet current COVID-19 and future infectious disease testing needs, with best-in-class throughput up to 10K samples / day explorer™ Workstation for SARS-CoV-2 RT-PCR Modular system provides customized degrees of automation based on customer needs Workstations Placed/Ordered* >20 * since August 2020 launch (link) 14COMPLETE WORKFLOW SOLUTION ENABLED BY UNIFIED R&D TEAM Novel Innovation End-to-end automated workstation to streamline testing workflows and eliminate errors Flexibility to scale to meet current COVID-19 and future infectious disease testing needs, with best-in-class throughput up to 10K samples / day explorer™ Workstation for SARS-CoV-2 RT-PCR Modular system provides customized degrees of automation based on customer needs Workstations Placed/Ordered* >20 * since August 2020 launch (link) 14

Record Performance

REVENUE

>$1B

2020e COVID revenue

INSTALLED BASE

~1,750

new instruments placed across the portfolio

BRAND

Meaningful

Diagnostics

Brand Recognition

15

DIAGNOSTICS DEEP DIVE

VALUE CREATION FRAMEWORK	SEGMENT DEEP DIVES: DIFFERENTIATED POSITIONS		L-T OUTLOOK
Add Meaningful Scale *Maximize Growth Accelerators* *Strengthen Core Right to Win* ➕ *Operational Excellence to Drive Margin & Efficiency*	**DAS** Virtual Life Science Event December 2020 L-T Growth Outlook **+MSD**	**DIAGNOSTICS** COVID-19 response ***validates our foundational efforts*** 2 Enhanced ***Diagnostics brand*** bolsters existing positions L-T Growth Outlook **+HSD**	Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

16

IMMUNODIAGNOSTICS AT A GLANCE



Highlighted Portfolio Capabilities & Differentiators

Autoimmune	Allergy	Infectious Diseases	Other
#1 Autoimmune Testing	**#3 Allergy Testing**	**Leading Emerging Virus Menu**	**Expanded Neurodegenerative Testing**

~$1.0B	~85%
2020e Revenue	Recurring Revenue

Serviceable Addressable Market: **$4.5B**


~50%
Europe
~20%
Americas
~30%
Asia

HOW WE WIN

Scientific Expertise — ✓ Extensive menu with over 500 unique tests

Innovative Culture — ✓ Highly innovative global R&D collaborations

Technology Leadership — ✓ Precise detection capabilities for emerging diseases

17

IMMUNODIAGNOSTICS VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Automation

Share gain opportunities with random access instruments for any throughput



SuperFlex™ (CE-IVD)



Accentis

Lower / Point of Care — Throughput — *Higher*

18

IMMUNODIAGNOSTICS VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Infectious Disease

Scaling menu with further expansion into infectious disease


www.perkinelmer.com

PKamp™ Respiratory SARS-CoV-2 RT-PCR Panel Assay (CE-IVD)


EUROIMMUN
Anti-SARS-CoV-2 QuantiVac ELISA (IgG)

Anti-SARS-CoV-2 QuantiVac ELISA (IgG) (CE-IVD)

19

APPLIED GENOMICS AT A GLANCE

Highlighted Portfolio Capabilities & Differentiators

Liquid Handling / Automation	Nucleic Acid Isolation	NGS Sample Prep
#1 Platform-Agnostic Automation Provider	**Top-3 Automated RNA/DNA Extraction**	**Full Suite of Reagents**

~$550M
2020e Revenue

~65%
Recurring Revenue

Serviceable Addressable Market: **$3.0B**


~35%
Europe
~50%
Americas
~15%
Asia

HOW WE WIN

Customer Intimacy
- ✓ **20 years of expertise in "automating science"**

Application Expertise
- ✓ **Scalable liquid handling for high-throughput applications**

Complete Workflows
- ✓ **High quality, end-to-end workflow solutions**

20

APPLIED GENOMICS VALUE CREATION FOCUS Strengthen Differentiating Detection, Decentralization, Core Right to Win and Digitalization through “3Ds” Driving unparalleled Supporting Increasing Digital solutions Detection across the Decentralization to to support data and drive workflow expand our SAM actionable insights Maximize Growth Accelerators Example Offerings Across Workflow Add Meaningful Scale 21APPLIED GENOMICS VALUE CREATION FOCUS Strengthen Differentiating Detection, Decentralization, Core Right to Win and Digitalization through “3Ds” Driving unparalleled Supporting Increasing Digital solutions Detection across the Decentralization to to support data and drive workflow expand our SAM actionable insights Maximize Growth Accelerators Example Offerings Across Workflow Add Meaningful Scale 21

APPLIED GENOMICS VALUE CREATION FOCUS Driving innovation through internal R&D Strengthen Emerging efforts as well as investments Core Right to Win Technologies in promising start-ups Maximize Growth Accelerators Add PKeye Honeycomb HIVE Cell Drive Meaningful Scale (In development – launch in 2021) Mobile Lab Operations Monitor 22APPLIED GENOMICS VALUE CREATION FOCUS Driving innovation through internal R&D Strengthen Emerging efforts as well as investments Core Right to Win Technologies in promising start-ups Maximize Growth Accelerators Add PKeye Honeycomb HIVE Cell Drive Meaningful Scale (In development – launch in 2021) Mobile Lab Operations Monitor 22

Reproductive Health At A Glance



Highlighted Portfolio Capabilities & Differentiators

Prenatal (Biochemistry & NIPT)	Newborn (Immunoassay, MS & NGS)	Rare Disease Testing
#1 in Prenatal (Biochemical)	**#1 in Newborn Screening**	**Partner of Choice for Pharma**

~$450M
2020e Revenue

~95%
Recurring Revenue

Serviceable Addressable Market: **$3.5B**



~15%
Europe
~65%
Americas
~20%
Asia

How we win

Brand Strength	✓ **Strong Brand Recognition with Decades of Expertise**
Application Breadth	✓ **Global services with 'OMICS portfolio for rare disease detection**
Complete Workflows	✓ **Complete solution provider from instruments to software**

23

REPRODUCTIVE HEALTH VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Technology Breadth

Solidifying market leadership and customer loyalty with new molecular solutions



- ✓ Immunoassays
- ✓ Mass Spec
- ✓ Molecular


SMA
SCID
XLA

EONIS™ PCR Reagent Kits (CE-IVD)

24

REPRODUCTIVE HEALTH VALUE CREATION FOCUS Strengthen Democratizing Driving our global presence, with the end Core Right to Win goal of NIPT for every woman NIPT Favorable Macros for Future Growth Expanded insurance Maximize Growth Accelerators coverage in the US Increased need for affordable NIPT testing for all pregnant women, regardless of risk profile Add Supported by 4 new & ® Meaningful Scale Vanadis View impending publications 25REPRODUCTIVE HEALTH VALUE CREATION FOCUS Strengthen Democratizing Driving our global presence, with the end Core Right to Win goal of NIPT for every woman NIPT Favorable Macros for Future Growth Expanded insurance Maximize Growth Accelerators coverage in the US Increased need for affordable NIPT testing for all pregnant women, regardless of risk profile Add Supported by 4 new & ® Meaningful Scale Vanadis View impending publications 25

PUTTING IT ALL TOGETHER: SCALING OUR APPROACH FOR MAXIMIZED VALUE CREATION

Dx Revenue Mix (2020e)	SAM CAGR* ('18-'19)	PKI vs Market ('21+)	Value Creation Focus
ImmunoDx (51%)	7-9%	+	✓ Strong **brand equity** and **scientific expertise** in IVD ✓ **Expand technology offering** into low- and high-throughput markets ✓ **Whitespace opportunities** in post-COVID world (e.g., MDx)
Applied Genomics (27%)	4-6%	=	✓ **Complete sample-to-answer** workflow solutions ✓ **Best-in-class DNA/RNA extraction** binding affinity and throughput ✓ Opportunities to **bolster scale** through organic & inorganic investment
Reproductive Health (22%)	6-8%	=	✓ **Category leadership** across the core portfolio ✓ **Differentiated NIPT solution** to address rapidly evolving market ✓ **Uniquely positioned to tackle** rare disease molecular testing needs
PerkinElmer For the Better	6-8% WAMGR**	+ PKI vs WAMGR	Each business has a **strong value creation path**

* Internal company data; ** WAMGR = Weighted Average Market Growth Rate

26

LONG-TERM FINANCIAL OUTLOOK

VALUE CREATION FRAMEWORK

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

\+ *Operational Excellence to Drive Margin & Efficiency*

SEGMENT DEEP DIVES: DIFFERENTIATED POSITIONS

DAS

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

DIAGNOSTICS



COVID-19 response ***validates our foundational efforts***

Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T OUTLOOK



3

Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

27

Positioned for More Consistent and Faster Growth

Core PKI (excluding COVID-19)

3-Year Organic Growth Forecast



DAS
Dx
$1.7B
Food
6%
Applied
2-4%
LS
6%+
$1.0B
AG
4-6%
IDx
10%+
RH
5-10%
Total Core PKI
$2.7B
+MSD
+HSD
+5-7%

Growth Drivers

- ✓ Attractive End Markets
- ✓ Product Innovation
- ✓ Customer Experience
- ✓ Commercial Execution

Pathway to $4.0B+ in 2023



$2.7B
+550M
+350M
+400M
$4.0B+
✓ +5-7% organic growth per year
✓ $250M revenue from 2020 M&A*
✓ $100M+ durable COVID product revenue
✓ >$2.5B additional capital for M&A
✓ New post-COVID testing opportunities
✓ Pent up demand / catch up in '21-'23
2020 Core
Organic
Captured
Remaining
2023e

* Includes potential Oxford Immunotec acquisition

28

WITH A CLEAR PATH FOR MARGIN EXPANSION

Operating Profit Margins


bps
improvement
+75
Per year*
PKI
Dx
DAS
Corporate
20.7%
27.8%
19.4%
(2.0%)
2019
23%+
30%+
22%+
(2%)
2023e

Diagnostics Drivers

- ✓ Euroimmun gross margin
- ✓ COVID-19 recurring increase
- ✓ Volume leverage

DAS Drivers

- ✓ Analytical instruments
- ✓ Services
- ✓ Volume leverage & mix

* Assumes 75 bps in years 2021-2023

29

INCLUDING SIGNIFICANT CAPITAL DEPLOYMENT FLEXIBILITY Capital Deployed ($B) M&A & Investments (~80%) 4.0 • Prior success: $2.5B investments +2x/yr generates $0.5B+ (18%) of PKI PKI 3.3 revenue • Future focus: Diagnostics & Life Sciences, seed investments in transformative early-stage technology 3.2 M&A & 2.5 Investments Other (~20%) • Capex (8%): Step up for technology investments • Share buyback (10%): Manage float, 27% average annual return 0.8 0.8 Other • Dividend (2%): No plan to increase 2016-2020 2021e-2023e Net Debt <1.5x Leverage 3.0x 30INCLUDING SIGNIFICANT CAPITAL DEPLOYMENT FLEXIBILITY Capital Deployed ($B) M&A & Investments (~80%) 4.0 • Prior success: $2.5B investments +2x/yr generates $0.5B+ (18%) of PKI PKI 3.3 revenue • Future focus: Diagnostics & Life Sciences, seed investments in transformative early-stage technology 3.2 M&A & 2.5 Investments Other (~20%) • Capex (8%): Step up for technology investments • Share buyback (10%): Manage float, 27% average annual return 0.8 0.8 Other • Dividend (2%): No plan to increase 2016-2020 2021e-2023e Net Debt <1.5x Leverage 3.0x 30

PUTTING IT ALL TOGETHER: BY 2023, WE WILL HAVE … SCALE PERFORMANCE INVESTMENT $4B+ >$6.50 ~$4B Adjusted Deployable Revenue EPS Capital … driven by a focused value creation framework 31PUTTING IT ALL TOGETHER: BY 2023, WE WILL HAVE … SCALE PERFORMANCE INVESTMENT $4B+ >$6.50 ~$4B Adjusted Deployable Revenue EPS Capital … driven by a focused value creation framework 31

PerkinElmer will host an ANALYST DAY in Q2 2021 32 32PerkinElmer will host an ANALYST DAY in Q2 2021 32 32

Innovating for a healthier world ONE MISSION Countless Opportunities 33Innovating for a healthier world ONE MISSION Countless Opportunities 33